FS Investment Corporation II Fact Sheet

As of December 31, 2012

FSIC II

FS Investment Corporation II (FSIC II) is a business development company (BDC) designed to provide a stream of current income. The fund primarily invests in the senior secured loans of private U.S. companies. The fund opened to new investors in June 2012 and has approximately **$709.3** million in assets under management.

Performance Highlights

- Current Annualized Distribution Rate[1]: **7.22%** (as of 4/16/2013)
- Total Cash Distributions per Share[2]: **$0.39**
- Annual Total Return (6 months)[3]: **6.8%**

1 Year	3 Year	5 Year	Since Inception (6/18/2012)
N/A	N/A	N/A	**6.8%**

Past performance is no guarantee of future results.

Portfolio Composition

The table below shows FSIC II's current portfolio composition by asset type. These percentages may change over time depending on market conditions.

Portfolio Composition[4]	4th Quarter as of 12/31/2012	4th Quarter on Look-Through Basis* as of 12/31/2012
Senior Secured Loans (First Lien and Second Lien)	63%	79%
Senior Secured Bonds	10%	6%
Subordinated Debt	22%	12%
Collateralized Securities	4%	2%
Equity/Other	1%	1%

* Includes assets underlying the Fund's total return swap financing arrangement with Citibank, N.A.

Fund Sector Weightings[4]



Sector	Weight
Energy	19%
Capital Goods	17%
Health Care Equipment & Services	10%
Diversified Financials	7%
Software & Services	6%
Commercial Services & Supplies	5%
Consumer Services	5%
Telecommunication Services	5%
Consumer Durables & Apparel	4%
Technology Hardware & Equipment	4%
Food & Staples Retailing	3%
Media	3%
Pharmaceuticals, Biotechnology & Life Sciences	3%
Materials	2%
Transportation	2%
Utilities	2%
Commercial & Professional Services	1%
Insurance	1%
Real Estate	1%

Portfolio Investment Objective

Generate current income and, to a lesser extent, long-term capital appreciation.

Investment Strategy

FSIC II invests primarily in the senior secured loans of private U.S. companies. The Fund has a flexible investment platform which diversifies its holdings across multiple industries and geographic locations. The Fund seeks to invest in a broadly diversified portfolio of companies with:

- Leading, defensible market positions
- Positive cash flow
- Proven management teams
- Private equity sponsorship
- Viable exit strategy

Key Facts

Inception Date:
June 18, 2012

Registered Shares:
200 Million

Total Capital Raised[5]:
(as of 3/14/2013)
$884.3 million

Total Assets Under Management:
$709.3 million

Public Offering Price[6]:
(as of 4/16/2013)
$10.45

Number of Portfolio Companies:
88

Distribution Frequency:
Monthly

Tax Reporting:
Form 1099

Non Broadly-Syndicated Deals[4,7]:
47% of portfolio

Investment Managers

Adviser:
FSIC II Advisor, LLC, an affiliate of
Franklin Square Capital Partners

Sub-Adviser:
GSO / Blackstone Debt Funds Management LLC

Representative Holdings (percentage of portfolio)[4,8]

Company	Description	%	Company	Description	%
Kanders C3 Holdings, LLC[9]	Global provider of quick assembly mobile infrastructure systems	6.3%	Cablevision Systems Corp.	Cable television company	0.6%
Smile Brands Group, Inc.	Dental services and support provider	2.5%	The Container Store, Inc.	Leading retailer of storage and organizational items	0.2%
BJ's Wholesale Club, Inc.	Operator of membership warehouse clubs in the eastern U.S.	0.6%	Totes Isotoner Corp.	Designer, distributor and retailer of high-quality branded functional accessories	0.2%

1) The annualized distribution rate is based on the public offering price of $10.45 per share, prior to deducting selling commissions and dealer manager fees. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although even if distributions are not paid from offering proceeds or borrowings, a portion of FSIC II's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends or other distributions received by FSIC II from its portfolio companies. Any such return of capital will not reduce the amounts available to FSIC II for investments.

2) The payment of future distributions on FSIC II's common stock is subject to the discretion of FSIC II's board of directors and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

3) Annual total return is the compounded annual percentage return an investor received for the highlighted period taking into account all cash distributions during such period. The percentage is net of all management and incentive fees, but excluding all sales commissions and dealer manager fees. The calculation assumes that the investor purchased shares at FSIC II's net public offering price as of the beginning of such period and reinvested all cash distributions pursuant to FSIC II's Distribution Reinvestment Plan. Valuation as of the end of the applicable period is based on 90% of the public offering price per share of FSIC II's common stock as of December 31, 2012, which reflects the method utilized by FSIC II in calculating the repurchase price to be paid to holders of its shares pursuant to its share repurchase program. Total returns are presented on a "net" basis and reflect the management and incentive fees, organizational and offering expenses, interest expense on borrowed funds and other related expenses that are borne by investors in FSIC II, but excluding all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. During the quarter ended December 31, 2012, the ratio of FSIC II's net operating expenses to its average net assets was 2.97%. For more information regarding FSIC II's fees and expenses, investors should carefully review the Fund's prospectus.

4) Calculated as a percentage of fair value. Fair value is determined by FSIC II's board of directors. Certain percentages may have been rounded.

5) Includes $22.2 million in proceeds contributed by investors affiliated with FSIC II Advisor and GSO / Debt Funds Management LLC, and members of the Company's board of directors.

6) The public offering price of FSIC II's common stock was subject to a sales load of up to 10% and offering expenses of up to 1.5%.

7) A non-broadly syndicated deal is any investment that is considered proprietary, an anchor order or an opportunistic or event-driven investment. These deals may offer higher yields than broadly syndicated transactions, which are marketed and sold to many participants. FSIC II's sub-adviser, GSO / Blackstone Debt Funds Management LLC (GSO), positions the Fund to access proprietary deals due to GSO's scale, expertise and the relationships of its energy investment team.

8) Security may be an obligation of one or more entities affiliated with the named company.

9) Percentage of portfolio shown net of unfunded commitment.

Risk Factors

An investment in the common stock of FSIC II involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves; however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in shares of our common stock.

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- Investors may not receive distributions or our distributions may not grow over time. We may pay distributions from offering proceeds, borrowings or the sale of assets and we have not established limits on the amount of funds that we may use from net offering proceeds or borrowings to make distributions. Our distribution proceeds may exceed our earnings, and, therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which would increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we make.

www.FSInvestmentCorpII.com

FS² CAPITAL PARTNERS MEMBER FINRA/SIPC

FS² Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC

FS2 Capital Partners, LLC (FS2 Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS2 Capital's due diligence obligations under the federal securities laws. FS2 Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.